UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 1, 2015

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

333-153381

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

601 N. Parkcenter Drive, Suite 103

Santa Ana, California 92705

(Address of principal executive offices)

(714) 462-4880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01 Entry into a Material Definitive Agreement.

On October 1, 2015, BioCorRx Inc., a Nevada corporation (the “Company”), entered into and closed a securities purchase agreement (the “St. George SPA”) with St. George Investments LLC (“St. George”), pursuant to which the Company (1) sold to St. George a convertible promissory note in the principal amount of $85,000 (the “Master Note”), for a purchase price of $75,000, and (2) has the option to issue two (2) subsequent promissory notes, each in the principal amount of $82,500 (each a “Subsequent Note”, and together with the Master Note, the “Notes”), each for a purchase price of $75,000, convertible into shares of common stock, $0.001 par value per share (the “Common Stock”). The Notes are convertible into Common Stock at a conversion price equal to 60% of the lowest closing intra-day trade price of the common stock for the twenty five trading days prior to conversion. Repayment of each Note is due one year from the date of issuance. The Notes accrue interest at the rate of 12% per year, due at maturity. The Company may prepay the Notes at any time on or before the date that is one hundred twenty (120) days from the applicable issuance date of the Notes.

A copy of the St. George SPA and Master Note are filed herewith, as Exhibits 10.1 and 10.2 and are incorporated herein by this reference.

The foregoing summary description of the St. George SPA, Mater Note and Subsequent Notes are not complete and are qualified in their entirety by reference to the full text of the St. George SPA, Mater Note and Subsequent Notes. St. George SPA, Mater Note and Subsequent Notes also contain customary events of default. For further information regarding the terms and conditions of the St. George SPA, Mater Note and Subsequent Notes, this reference is made to such agreement, which the Company has filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Form 8-K:

Exhibit 10.1	Securities Purchase Agreement, by and between the Company and St George Investments, LLC, dated October 1, 2015
Exhibit 10.2	Convertible Promissory Note, by and between the Company and St. George Investments, LLC, dated October 1, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: October 13, 2015	By:	/s/ Lourdes Felix
Lourdes Felix Chief Financial Officer and Director